Exhibit 99.03

Axiom Corp. (to be re-named PaperNuts Limited)
Pro-Forma Consolidated Balance Sheet
Expressed in United States dollars
As at November 30, 2014
(Unaudited)

	PaperNuts	Axiom	Note	Pro Forma	Pro Forma
	Canada	Corp.	2	Adjustments	Consolidation
Assets
Current assets
Cash and cash equivalents	$238,514	$822	(b)	$9,399	$203,735
			(c)	(45,000)
Accounts receivable	8,789	-		-	8,789
Inventory	8,441	-		-	8,441
Prepaid expenses and deposits	19,365	-		-	19,365
Total current assets	275,109	822		(35,601)	240,331
Non-current assets
Equipment	16,094	-		-	16,094
Intangible assets	68,535	-		-	68,535
Total non-current assets	84,629	-		-	84,629
Total assets	$359,739	$822		$(35,601)	$324,960

Liabilities
Current liabilities
Accounts payable and accrued liabilities	$141,100	$19,235		$-	$160,335
Other taxes payable	7,292	-		-	7,292
Current portion of deferred revenue	9,615	-		-	9,615
Due to related parties	99,401	824		-	100,225
Loans payable	-	59,868		-	59,868
Total current liabilities	257,408	79,927		-	337,335
Non-current liabilities
Deferred revenue	24,840	-		-	24,840
Total non-current liabilities	24,840	-		-	24,840
Total liabilities	282,248	79,927		-	362,175

Stockholder’s equity (deficiency)
Capital stock	789,188	564	(b)	9,399	1,061
			(e)(i)	(564)
			(e)(ii)	497
			(f)	(798,023)
Additional paid-in capital	-	45,086	(d)	159,516	877,937
			(e)(i)	(45,086)
			(e)(ii)	123,790
			(f)	798,023
			(e)(iii)	(203,392)
Cumulative translation adjustment	(62,793)	-		-	(62,793)
Deficit	(648,904)	(124,755)	(c)	(45,000)	(853,420)
			(d)	(159,516)
			(e)(i)	124,755
Total Stockholder’s equity (deficiency)	77,491	(79,105)		(35,601)	(37,215)
Total liabilities and Stockholder’s equity (deficiency)	$359,739	$822		$(35,601)	$324,960

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Axiom Corp. (to be re-named PaperNuts Limited)

Pro-Forma Consolidated Statement of Operations and Comprehensive Loss

Expressed in United States dollars

For the three months ended November 30, 2014

(Unaudited)

	PaperNuts	Axiom	Note	Pro Forma	Pro Forma
	Canada	Corp.	2	Adjustments	Consolidation
Revenue	$15,346	$-		$-	$15,346
Cost of sales	2,713	-		-	2,713
Gross profit	12,633	-		-	12,633

Expenses
Advertising and promotion	8,118	-		-	8,118
Interest 7	1,994	1,152		-	3,146
Office and general	10,437	17,770		-	28,207
Rent	3,633	-		-	3,633
Salaries and fees	25,040	-		-	25,040
Travel	1,203	-		-	1,203
Depreciation and amortization 4	2,355	-		-	2,355
Stock-based compensation	-	-	(d)	159,516	159,516
Filing fees	-	-	(c)	45,000	45,000
Professional fees	33,303	-		-	33,303
Total operating expenses	86,083	18,922		204,516	309,521

Loss from operations	(73,450)	(18,922)		(204,516)	(296,888)
Gain on foreign exchange	76	-		-	76
Impairment of assets	(18,776)	-		-	(18,776)
Net loss and comprehensive loss for the period	$(92,150)	$(18,922)		$(204,516)	$(316,588)

Net loss per share - Basic and diluted					$(0.00)

Weighted average number of shares outstanding - Basic and diluted					106,147,987

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Axiom Corp. (to be re-named PaperNuts Limited) Pro-Forma Consolidated Statement of Operations and Comprehensive Loss Expressed in United States dollars For the year ended August 31, 2014 (Unaudited)
	PaperNuts	Axiom	Note	Pro Forma	Pro Forma
	Canada	Corp.	2	Adjustments	Consolidation
Revenue	$59,978	$-		$-	$59,978
Cost of sales	22,692	-		-	22,692
Gross profit	37,286	-		-	37,286

Expenses
Advertising and promotion	8,964	-		-	8,964
Interest 7	10,678	2,721		-	13,399
Office and general	21,859	42,777		-	64,636
Rent	15,003	-		-	15,003
Salaries and fees	47,526	-		-	47,526
Travel	7,705	-		-	7,705
Depreciation and amortization 4	5,999	-		-	5,999
Stock-based compensation	-	-	(d)	159,516	159,516
Filing fees	-	-	(c)	45,000	45,000
Research and development	4,975	-		-	4,975
Professional fees	80,471	-		-	80,471
Total operating expenses	203,180	45,498		204,516	453,194

Loss from operations	(165,894)	(45,498)		(204,516)	(415,908)
Foreign exchange loss	(2,239)	-		-	(2,239)
Impairment of assets	(115,114)	-		-	(115,114)
Net loss and comprehensive loss for the year	$(283,247)	$(45,498)		$(204,516)	$(533,261)

Net loss per share - Basic and diluted					$(0.01)

Weighted average number of shares outstanding - Basic and diluted					106,147,987

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

AXIOM CORP. ( TO BE RE-NAMED PAPERNUTS LIMITED)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Expressed in United States Dollars
(Unaudited)

1.             BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements of Axiom Corp. (“Axiom” or the “Company”) and PaperNuts Corporation (“PaperNuts Canada”) have been prepared by management to reflect the proposed share exchange transaction (the “Transaction”) as described in Note 2. The pro forma consolidated financial statements have been prepared from information derived from and should be read in conjunction with the following:

1.     the unaudited interim financial statements of Axiom as at November 30, 2014.

2.     the unaudited interim financial statements of PaperNuts Canada as at September 30, 2014.

3.     the audited annual financial statements of Axiom as at August 31, 2014.

4.     the audited annual financial statements of PaperNuts Canada as at December 31, 2013.

The unaudited pro forma consolidated balance sheet of Axiom and PaperNuts Canada as at November 30, 2014 has been presented assuming the Transaction had been completed on November 30, 2014. PaperNuts Canada amounts have been converted to United States dollars at the exchange rate in effect as at November 30, 2014 ($1.1440 Canadian dollars per United States dollar). The PaperNuts Canada amounts have been derived from its September 30, 2014 unaudited interim balance sheet.  It is assumed that there are no material differences between the September 30, 2014 and November 30, 2014 PaperNuts Canada amounts.

The unaudited pro forma consolidated statement of operations and comprehensive loss of Axiom and PaperNuts Canada for the three month period ended November 30, 2014 has been presented assuming the Transaction had been completed on September 1, 2014.  PaperNuts Canada amounts have been converted to United States dollars at the average exchange rate in effect for the three month period ending November 30, 2014 ($1.1183 Canadian dollars per United States dollar).  The PaperNuts Canada amounts have been derived from its unaudited interim statement of operations and comprehensive loss for the three month period ended September 30, 2014.  It is assumed that there are no material differences between the PaperNuts Canada amounts for the three month periods ended September 30, 2014 and November 30, 2014.

The unaudited pro forma consolidated statement of operations and comprehensive loss of Axiom and PaperNuts Canada for the year ended November 30, 2014 has been presented assuming the Transaction had been completed on December 1, 2013.  PaperNuts Canada amounts have been converted to United States dollars at the average exchange rate in effect for the year ending November 30, 2014 ($1.0831 Canadian dollars per United States dollar).  The PaperNuts Canada amounts have been derived by combining its operating results for the nine month period ended September 30, 2014 with its operating results for the three month period ended December 31, 2013.  It is assumed that there are no material differences between the PaperNuts Canada amounts for the twelve month periods ended September 30, 2014 and November 30, 2014.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and in the opinion of management, include all adjustments necessary for fair presentation. No adjustments have been made to reflect additional costs or cost savings that could result from the combination of the operations of Axiom and PaperNuts Canada, as management does not anticipate any material costs or cost savings as a result of the Transaction. The Transaction is considered to be a reverse acquisition of Axiom by PaperNuts Canada. A reverse acquisition transaction involving a non-public operating entity and a non-operating public company is in substance a share-based payment transaction, rather than a business combination. The Transaction is equivalent to the issuance of shares by the non-public operating entity, PaperNuts Canada, for the net assets and the listing status of the non-operating public company, Axiom.  The fair value of the shares issued was determined based on the fair value of the common shares issued by Axiom.

The unaudited pro forma consolidated financial information is not intended to be indicative of the results that would actually have occurred, or the results expected in future periods, had the events reflected herein occurred on the dates indicated. Actual amounts recorded upon consummation of the transaction will differ from those recorded in the unaudited pro forma consolidated financial statement information.

Management believes that the assumptions used provide a reasonable basis for presenting all of the significant effects of the transaction and that the pro forma adjustments give appropriate effect to those assumptions and are appropriately applied in the unaudited pro forma consolidated balance sheet.

AXIOM CORP. ( TO BE RE-NAMED PAPERNUTS LIMITED)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Expressed in United States Dollars
(Unaudited)

2.             PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

On February 23, 2015, the Company and its controlling shareholder (the “Controlling Shareholder”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with PaperNuts Canada, a corporation established under the laws of the Province of Ontario, Canada. PaperNuts Canada is a manufacturer and distributor of automated packaging equipment and paper based packaging products. Pursuant to the Share Exchange Agreement, the Company agreed, upon receiving the signatures of at least 90% of the shareholders of PaperNuts Canada (the “PaperNuts Canada Shareholders”) and satisfaction of other conditions of closing, to acquire up to 1,220,165  (100%) of the shares of common stock of PaperNuts Canada from the PaperNuts Canada Shareholders (the “PaperNuts Canada Shares”) in exchange for up to 52,000,000 restricted shares of Company common stock (the “Company Shares”) based on an Exchange Ratio of 42.617187019 Company Shares for each one PaperNuts Canada Share exchanged (the “Share Exchange”).

The Company closed the Share Exchange on February 26, 2015, with 95.6% of the PaperNuts Canada Shareholders exchanging a total of 1,166,540 PaperNuts Canada Shares for a total of 49,714,654 Company Shares. Pursuant to the Share Exchange Agreement, the Company also issued warrants to purchase a total of 5,650,000 shares of the Company’s Common Stock at exercise prices ranging from $0.056 to $0.075 per share.  These warrants have terms which are the same as and replace warrants previously held by PaperNuts warrant holders (see (d) below).

Additionally, on February 23, 2015, Mr. Scott MacRae, the Chief Executive Officer of PaperNuts Canada, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Mr. Kranti Kumar Kotni, the Company’s sole officer and director, whereby Mr. MacRae purchased 30,000,000 shares (the “Shares”) of the Company’s common stock beneficially owned by Mr. Kotni. The Shares were purchased by Mr. MacRae for an aggregate purchase price of $75,000.

As a result of the Share Exchange transaction and the transaction between Mr. MacRae and Mr. Kotni, PaperNuts Canada has become a majority owned subsidiary of the Company and the Company now carries on the business of PaperNuts Canada as its primary business. The Company intends to change its name to PaperNuts Limited in the near future.

The unaudited pro forma consolidated balance sheet gives effect to the following assumptions and adjustments:

a)      The issuance by Axiom of 49,714,654 post-Transaction common shares in exchange 95.6% of the issued and outstanding common shares of PaperNuts Canada.  The proposed Transaction will receive all required regulatory and shareholder approvals.

b)      Subsequent to September 30, 2014, PaperNuts Canada closed a private placement for the issuance of 3,500 common shares for gross proceeds of $9,399.  Issue costs were $nil.

c)       The estimated Transaction costs of $45,000 including professional and filing fees will be paid upon completion of the Transaction.

d)      Subsequent to September 30, 2014, PaperNuts Canada issued 4,692 common share purchase warrants at an exercise price of CDN$3.00 and 127,882 common share purchase warrants at an exercise price of CDN$4.00 expiring February 26, 2017. The warrants were valued at $159,516 using the Black-scholes pricing model assuming no expected dividends, with a volatility of 100%, expected life of two years and a risk-free rate of 0.43%.

e)      (i)   Capital stock, additional paid-in capital, and the deficit of Axiom are eliminated.

(ii)   The fair value of the consideration is as follows:

Deemed issuance of 49,714,654 post-Transaction common shares to the former shareholders of PaperNuts Canada                                                   $   124,287

Total purchase consideration:                                                                                                                                                                                                $   124,287

(iii)  The allocation of the consideration is as follows:

Cash and cash equivalents                                                                                                                                                                                             $          822

Accounts payable and accrued liabilities                                                                                                                                                                               (19,235)

Due to related parties                                                                                                                                                                                                                 (824)

Loans payable                                                                                                                                                                                                                      (59,868)

Listing costs reallocated to additional paid-in capital                                                                                                                                                               203,392

Value attributed to PaperNuts shares issued                                                                                                                                                                    $   124,287

AXIOM CORP. ( TO BE RE-NAMED PAPERNUTS LIMITED)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Expressed in United States Dollars
(Unaudited)

Upon closing of the transactions above, the former shareholders of Axiom and PaperNuts Canada will respectively control 26,433,333 and 79,714,654 post-Transaction common shares.

f)       The reallocation of $798,023 of PaperNuts Canada share capital amounts from “Capital Stock” to “Additional Paid-in Capital” to reflect the legal capitalization of Axiom subsequent to the transaction.

3.             CAPITAL STOCK CONTINUITY

Authorized:  200,000,000 common shares and 100,000,000 preferred shares

	Note	Number of
Pro forma Capital stock	2	Shares	Value
Axiom’s common shares issued and outstanding as at November 30, 2014		56,433,333	$564
Common shares of PaperNuts Canada issued as of September 30, 2014		1,216,665	789,188
Shares issued pursuant to PaperNuts Canada private placement	(b)	3,500	9,399
Adjustment for Transaction / Elimination of PaperNuts Canada shares and the value of the Company’s capital stock		(1,220,165)	(564)
Shares issued to PaperNuts Canada Shareholders in connection with the Transaction	(a)	49,714,654	497
Reallocation of PaperNuts Canada share capital amounts to reflect the legal capitalization of Axiom subsequent to the transaction	(f)	-	(798,023)
Pro forma capital stock as at November 30, 2014		106,147,987	$1,061